EXHIBIT 10.5
AMENDMENT TO LICENSE AND DISTRIBUTION AGREEMENT
     THIS AMENDMENT TO LICENSE AND DISTRIBUTION AGREEMENT (this “Amendment”) is made and dated as of February 29, 2008 (the “Effective Date”) by and among BIOLASE Technology, Inc. a Delaware corporation (the “Company”) and Henry Schein, Inc., a Delaware corporation (the “Distributor”) with reference to the following facts:
     A. Distributor and Company entered into that certain License and Distribution Agreement dated as of August 8, 2006 (the “License and Distribution Agreement”);
     B. Distributor and Company entered into that certain Addendum 1 to License and Distribution Agreement adding certain provisions to the Agreement, effective as of April 1, 2007 (the “Addendum”; the License and Distribution Agreement, as modified by the Addendum, shall be referred to herein as the “Agreement”);
     C. Section 9.13 of the Agreement provides that the Agreement may only be amended or modified by a writing expressly referring to the Agreement and signed by authorized representatives of both parties; and
     D. In accordance with Section 9.13 of the Agreement, the parties hereto desire to amend the Agreement in the manner set forth herein.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1. Amendment to Section 2.3 of the Agreement. Section 2.3 of the Agreement is hereby amended and restated in its entirety to read as follows:
          2.3 Minimum Requirements.
     (a) If Distributor fails to satisfy the “**** Minimum **** Targets” set forth on Exhibit A hereto (as defined therein) or any **** Minimum **** Targets (as hereinafter defined) for **** periods during the period commencing **** and ending **** (with the period from **** through **** treated as a ****), and has failed to exercise its right to make shortfall purchases in order to satisfy the relevant **** Minimum **** Targets, as provided in Section 2.3(C), the Company shall have the option (the “Buy Back Option”), in its sole and absolute discretion: (A) to reduce the Term of the Agreement to a period of one (1) year from the date which is thirty (30) days after receipt by Distributor of the Company’s notice of exercise of the Buy Back Option (“Buy Back Effective Date”) and to remove the Excluded Terms, (B) to designate one or more additional distributors for sales of any or all of the Products to Customers within any part or all of the Territory and/or to distribute itself or through any of its Affiliates any or all of the Products to Customers within any part or all of the Territory, (C) to reduce to ****% the Distributor Discount on any Systems with a Distributor Discount exceeding ****% and to reduce the Distributor Discount on any Products other than

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Systems to ****%, and (D) to cease the payment of any and all System Purchase Incentives except for any System Purchase Incentives that were earned during the applicable Period set forth on Exhibit A hereto.
     (b) In the event of exercise of the Buy Back Option pursuant to this Section 2.3(a), on the Buy Back Effective Date Company shall pay to Distributor an amount equal to the unamortized portion of the $**** Initial License Fee (such amortization to be calculated on a straight-line basis over the **** (****) year period commencing on the Launch Date, without regard to the Market Share Refund Formula set forth in Exhibit A hereto), whereupon this Agreement shall become a non-exclusive distribution agreement, the Excluded Terms shall be deemed removed and the Agreement (as revised) shall continue in full force and effect for the remainder of the Term (as reduced pursuant to Section 2.3(a)(i)). Written notice of the Company’s intent to exercise the Buy Back Option pursuant to this Section 2.3(a) must be provided to Distributor within **** (****) days following the end of the **** consecutive **** period for which the **** Minimum **** Targets or **** Minimum **** Targets have not been satisfied. In the event that the Company exercises the Buy Back Option, then it shall repay to Distributor on the Buy Back Effective Date the unamortized portion of the $**** Initial License Fee paid pursuant to Section 1.3 hereof, assuming amortization of the Initial License Fee on a straight-line basis (as provided above in this Section 2.3(a)(ii)). The provisions of this Section 2.3(a) shall be Company’s sole and exclusive remedy for the failure of the Distributor to satisfy the **** Minimum **** Targets or **** Minimum **** Targets. For the avoidance of doubt, the Company shall have no right to exercise the Buy Back Option for the failure of the Distributor at any time to satisfy the Minimum Purchase Requirements.
     (c) Prior to the First Extension Date, so long as Distributor does not fail to meet the **** Minimum **** Targets or **** Minimum **** Targets for **** periods (whether by direct purchases or pursuant to the exercise of the shortfall purchase rights set forth in Section 2.3(C)), Distributor’s exclusivity rights pursuant to this Agreement shall remain in effect.
     (d) In the event that Company exercises the Buy Back Option, Distributor shall thereafter have the right to continue to sell Waterlase MD systems, ezlase diode laser systems (sometimes referred to herein as “Ezlase laser systems” and, together with associated accessories and consumables, “Ezlase Products”) and all other Biolase products in Distributor’s inventory over the following **** full **** at pricing to be coordinated between the parties, which pricing shall be consistent with the Company’s end-user customer pricing. Any inventory remaining following the **** shall be sold on a “first out the door” basis in the next (****) ****.
     (e) The Company and Distributor agree in principal that with respect to any and all extension periods of this Agreement (commencing on the First Extension Date), the right of the Company to exercise any option(s) similar to the Buy Back Option will be conditioned upon Distributor failing to satisfy **** minimum **** targets, on terms comparable to those set forth in Section 2.3(a), to be negotiated by the parties.

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2. Addition of New Section 2.3(A) to the Agreement. The Agreement is hereby amended to include a new Section 2.3(A), reading as follows:
     2.3(A) Additional Inventory and Demonstration System Purchases.
     (a) Not later than ****, Distributor shall order from the Company **** (****) Waterlase MD laser systems.
     (b) Not later than ****, Distributor shall order from the Company **** (****) Ezlase laser systems.
     (c) The first $**** of orders placed pursuant to clauses (a) and (b) hereof shall not be included in the calculation of systems sold for purposes of satisfying the relevant **** Minimum **** Target(s) and shall not be included in the calculation of the Minimum Purchase Requirements. Any and all such amount in excess of $**** shall be included in the calculation of both the **** Minimum **** Targets and the Minimum Purchase Requirements.
     (d) The orders placed pursuant to clauses (a) and (b) hereof are intended for demonstration use and eventual resale by Distributor (provided that such resale may not be effectuated within **** months of the date of the orders) and shall accordingly be sold by Company to Distributor on the following preferential terms: **** (****) day payment terms for both products; a purchase price of $**** per unit for Waterlase MD systems; and a purchase price of $**** per unit for the Ezlase laser systems.
3. Addition of New Section 2.3(B) to the Agreement. The Agreement is hereby amended to include a new Section 2.3(B), reading as. follows:
     2.3(B) **** Minimum **** Targets for Waterlase MD and Ezlase Systems. Not later than ****, senior representatives of Distributor and the Company shall meet to agree upon **** targets with respect to Distributor’s purchase of Waterlase MD systems and Ezlase laser systems during the period **** through **** and including the **** period **** through **** (“**** Minimum **** Targets”).
4. Addition of New Section 2.3(C) to the Agreement. The Agreement is hereby amended to include a new Section 2.3(C), reading as follows:
     2.3(C) Shortfall Purchases. In the event that Distributor does not achieve any given **** Minimum **** Target or **** Minimum **** Target but is within **** percent (**** %) of achieving such target, Distributor may satisfy that target or minimum by submitting (at the end of the applicable **** or **** period) an inventory purchase order for Waterlase MD systems and/or Ezlase laser systems (in any amounts of either or both as Distributor may desire) sufficient to make up the shortfall.
5. Addition of New Section 2.8 to the Agreement. The Agreement is hereby amended to include a new Section 2.8, reading as follows:

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     2.8 Financial Services. The parties agree that the Company shall use the Henry Schein Financial Services division of Distributor (“HSFS”) as its exclusive financial services firm with respect to the financing of Biolase laser equipment and HSFS shall offer the Company competitive and attractive financing options. Notwithstanding the Company’s good faith efforts to use HSFS, in the event that a customer of the Company refuses to use HSFS with respect to the financing of Biolase laser equipment, the Company may procure alternative financing.
6. Addition of New Section 5.8(A) to the Agreement. The Agreement is hereby amended to include a new Section 5.8(A), reading as follows:
     5.8(A) Training Costs. Effective **** through ****, Distributor will reimburse the Company $**** per Waterlase MD System for Level 1 Services performed by Company engineers. There will be no such reimbursement for Ezlase Products. During that time, the Company will train Distributor Equipment Service Technicians (“ESTs”) to perform such services and the ESTs shall be responsible for such services following **** (or sooner, if possible, but at a minimum in the markets where the ESTs are trained and performing such Level 1 installations). Costs for training ESTs will be shared by the parties, with Distributor paying for transportation and the Company paying for hotels, meals, entertainment and other related costs.
7. Addition of New Section 5.13(A) to the Agreement. The Agreement is hereby amended to include a new Section 5.13(A) reading as follows:
     5.13(A) Trade Shows and Specialty Meetings. For the term of the Agreement, Distributor shall feature Biolase products in its national, regional and local trade show booths at no charge. In addition, Distributor shall feature Biolase products at specialty meetings, provided that the Company reimburses Distributor for all maintenance costs associated therewith.
8. Addition of New Section 5.21 to the Agreement. The Agreement is hereby amended to include a new Section 5.21, reading as follows:
     5.21 Service Contracts. Distributor shall have the right to retain a **** % margin on service contracts sold in connection with the sale of Products.
9. Amendment to Section 8.2 of the Agreement. Section 8.2 of the Agreement is hereby amended to (a) delete the following language commencing on the twelfth line of such Section: “shall have failed to satisfy the Minimum Purchase Requirements as set forth on Exhibit A hereto in any given Period” and (b) replace such deleted language with the following language: “shall have failed to satisfy the **** Minimum **** Targets set forth on Exhibit A hereto and any **** Minimum **** Targets for **** periods during the period commencing **** and ending ****.”
10. Amendment to Exhibit A to the Agreement. The following provision shall be added to the first page of Exhibit A to the Agreement, prior to the section entitled “Minimum Purchase Requirements for Systems”:

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**** Minimum **** Targets
     During the ****, Distributor will have the following **** purchase targets with respect to Waterlase MD systems, which shall be priced at $**** per unit, and Ezlase laser systems, which shall be priced at $**** per unit through **** and thereafter at $**** per unit through **** (the "**** Minimum **** Targets”). The parties agree that the purchase amounts and quantity of units listed below with respect to Waterlase MD systems and Ezlase laser systems are suggested amounts only and that only the “Total **** Minimum **** Targets” for each **** shall control:

	Price of Waterlase			Price of Ezlase			Total ****Minimum
****	Systems (#)			Systems (#)			****Targets
First (****)	$	**** (****	)	$	***** (****	)	$	*	***
Second (****)	$	**** (****	)	$	**** (****	)	$	*	***
Third (****)	$	**** (****	)	$	**** (****	)	$	*	***
Fourth (****)	$	**** (****	)	$	**** (****	)	$	*	***

*	Assumes **** units priced at $**** (**** through ****) and **** units priced at $**** (following ****).
     The above **** Minimum **** Targets may be satisfied by purchasing any combination of Waterlase MD systems and Ezlase laser systems at the prices per unit set forth herein.
     For each Waterlase MD system over **** units that Distributor sells in ****, it shall receive a rebate of $****. For each Ezlase laser system over **** units that Distributor sells in ****, it shall receive a rebate of $****. The foregoing rebate provision shall supersede and replace the terms of any other rebates in the Agreement applicable to the Waterlase MD systems and Ezlase laser systems for the ****.
11. Conflicts. To the extent any provision of this Amendment conflicts with the terms of the Agreement (including but not limited to the Addendum), the provisions of this Amendment shall govern.
12. References. All references in the Agreement to the “Second Review Period” are hereby amended to refer to the “Review Period”.
13. Except as amended by this Amendment, the Agreement remains in full force and effect.
14. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of California, without reference to conflict of laws principles.
15. This Amendment may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Amendment and all of which, when taken together, will be deemed to constitute one and the same agreement.
[Signature Page Follows]

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

COMPANY:			DISTRIBUTOR:

BIOLASE Technology, Inc.			Henry Schein, Inc.

By:	/s/ Jake St. Philip		By:	/s/ Timothy J. Sullivan

	Name:	Jake St. Philip		Name:	Timothy J. Sullivan
	Title:	CEO		Title:	President — HSD
	Date:	2/29/08		Date:	3/3/08

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.